SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 19, 2004


                            INKSURE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                          0-24431             84-1417774
(State or Other Jurisdiction of         (Commission File       (I.R.S. Employer
        Incorporation)                       Number)         Identification No.)


                   32 BROADWAY, SUITE 1314, NEW YORK, NY 10004
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 269-0370

                    ---------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS

     On July 19, 2004 InkSure Technologies Inc., a Delaware corporation (the "Company") closed a private placement offering under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the terms of the private placement, the Company sold an aggregate of $1,125,000 of shares of its common stock, par value $0.01 per share (the "Shares") at a purchase price of $1.00 per Share for aggregate gross proceeds of $1,125,000. The per Share price of the offering was determined by the Company's board of directors based upon an analysis of certain factors including, but not limited to, the Company's potential future earnings, assets and net worth of the Company. All of the investors in the private placement were accredited investors as that term is defined under Rule 506 of Regulation D of the Securities Act. The investors executed subscription agreements and acknowledged that the Shares to be issued have not been registered under the Securities Act, that the investors understood the economic risk of an investment in the Shares, and that the investors had the opportunity to ask questions of and receive answers (that did not consist of material non-public information) from the Company's management concerning any and all matters related to acquisition of the Shares. Following the consummation of the offering the Company has 15,011,579 shares of common stock issued and outstanding. No underwriter was involved in the transaction, and the Company is under no legal obligation to pay any commissions or other remuneration in connection with the offer and sale of the Shares.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None

(B)  PRO FORMA FINANCIAL INFORMATION.

None

(C)  EXHIBITS.

EXHIBIT   DESCRIPTION

2.1 Form of Subscription Agreement by and among the Company and the Investors

99.1      Press Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2004                                  INKSURE TECHNOLOGIES INC.

                                                      By: /s/ Yaron Meerfeld
                                                      ----------------------
                                                      YARON MEERFELD
                                                      CHIEF EXECUTIVE OFFICER

                                                                     EXHIBIT 2.1

                                                  FORM OF SUBSCRIPTION AGREEMENT

                            INKSURE TECHNOLOGIES INC.


     SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this __ day of July 2004 between InkSure Technologies Inc., a corporation organized under the laws of the State of Delaware, with offices at 32 Broadway, Suite 1314, New York, NY 10004, (the "Company"), and the undersigned (the "Subscriber").

     WHEREAS, the Company desires to issue a up to 1,250,000 of shares (the "Shares") of the Company's common stock, $0.01 par value (the "Common Stock") in a private placement (the "Offering") on the terms and conditions set forth herein, and the Subscriber desires to acquire the number of Shares set forth on the signature page hereof;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

     I.   SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF
          SUBSCRIBER

     1.1 SUBSCRIPTION FOR SHARES. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such whole dollar amount of Shares as is set forth upon the signature page hereof at a price per Share equal to $1.00, and the Company agrees to sell such Shares to the Subscriber for said purchase price, subject to the Company's right, in its sole discretion, to (a) sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable without any prior notice to or further consent by the Subscriber; or (b) reject this subscription, in whole or in part, at any time prior to the Closing (as defined below) with respect to this subscription. The purchase price is payable by wire transfer of funds, contemporaneously with the execution and delivery of this Subscription Agreement. The consummation of the sale of Shares contemplated hereby (the "Closing"), shall occur no later than ________________, 2004. The Company shall deliver the Common Stock within ten
(10) business days of the Closing.

     1.2 RELIANCE ON EXEMPTIONS. The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and state securities laws. The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

     1.3 INVESTMENT PURPOSE. The Subscriber represents that the Shares are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Shares unless they are registered under the 1933 Act or unless an exemption from such registration is available.

     1.4 ACCREDITED INVESTOR. The Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, and that it is able to bear the economic risk of any investment in the Shares.

     1.5 RISK OF INVESTMENT. The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and its Common Stock; (b) transferability of the Shares is limited; and (c) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed for the full subscription amount, or that any other funds will be available to the Company.

     1.6 PRIOR INVESTMENT EXPERIENCE. The Subscriber acknowledges that he has prior investment experience, including investment in non-registered securities and that he recognizes the highly speculative nature of this investment.

     1.7 INFORMATION. The Subscriber acknowledges careful review of: (a) this Subscription Agreement, and (b) all exhibits, schedules and appendices which are part of the Subscription Agreement (collectively, the "Offering Documents"), and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (ii) that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the terms and conditions of the Offering, and any additional information which it has requested.

     1.8 NO REPRESENTATIONS. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

     1.9 TAX CONSEQUENCES. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

     1.10 TRANSFER OR RESALE. The Subscriber acknowledges that there is a limited public market for the Common Stock and there can be no assurance that a more active public market for the Common Stock will ever develop. The Subscriber understands that Rule 144 (the "Rule") promulgated under the 1933 Act requires, among other conditions, a one-year holding period for non-affiliates (and a longer holding period for affiliates) prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Shares under the 1933 Act. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state "blue sky" laws.

     1.11 NO HEDGING TRANSACTIONS. The Subscriber hereby agrees not to engage in any Hedging Transaction until such time as the Shares have been registered for resale under the 1933 Act or may otherwise be sold in the public market without an effective registration statement under the 1933 Act. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company's Common Stock or any rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Common Stock.

     1.12 LEGENDS. The Subscriber understands that the certificates representing the Shares, until such time as it has been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which such legend is stamped, if (a) such Shares are being sold pursuant to a registration statement under the 1933 Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Shares is being made pursuant to an exemption from such registration, or
(c) such holder provides the Company with reasonable assurance that a disposition of the Shares may be made pursuant to the Rule without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

     1.13 NO GENERAL SOLICITATION. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

     1.14 VALIDITY; ENFORCEMENT. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that:
(a) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

     1.15 ADDRESS. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

     1.16 FOREIGN SUBSCRIBER. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including:
(a) the legal requirements within its jurisdiction for the purchase of the Shares; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

     1.17 NASD MEMBER. The Subscriber acknowledges that if it is a Registered Representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

     1.18 ENTITY REPRESENTATION. If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (a) it was not formed for the purpose of investing in the Company; (b) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (c) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

     II.  TERMS OF SUBSCRIPTION

     2.1 CERTIFICATES. The Subscriber hereby authorizes and directs the Company, at the Closing, to deliver the Common Stock to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber's address indicated on the signature page of this Agreement.

     2.2 RETURN OF FUNDS. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn.

     III. MISCELLANEOUS

     3.1 NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                           InkSure Technologies Inc.
                           32 Broadway
                           Suite 1314
                           New York, NY 10004
                           Telephone:  (212) 269-0370
                           Facsimile:  (212) 269-0371
                           Attention:    Chief Financial Officer

                           With a copy to:

                           Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center
                           666 Third Avenue
                           New York, New York 10017
                           Telephone:       212-935-3000
                           Facsimile:       212-983-3115
                           Attention:       Kenneth Koch, Esq.

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

     3.2 ENTIRE AGREEMENT; AMENDMENT. This Subscription Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Common Stock issued pursuant to this Subscription Agreement then outstanding (or if prior to the Closing, the Subscribers purchasing at least a majority of the Shares to be purchased at the Closing). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Common Stock issued pursuant to this Subscription Agreement then outstanding.

     3.3 SEVERABILITY. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

     3.4 GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and Federal courts sitting in the Southern District of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

     3.5 HEADINGS. The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

     3.6 SUCCESSORS AND ASSIGNS. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Common Stock issued pursuant to this Subscription Agreement then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

     3.7 NO THIRD PARTY BENEFICIARIES. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     3.8 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

     3.9 NO STRICT CONSTRUCTION. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     3.10 LEGAL REPRESENTATION. The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits and attachments hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company; (c) it has either been represented in the preparation, negotiation, and execution of this Subscription Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (d) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect.

     3.11 CONFIDENTIALITY. The Subscriber acknowledges that the information contained in the Offering Documents is of a confidential nature and that the Subscriber shall treat it in a confidential manner, and that it will not, directly or indirectly, disclose or permit, if applicable, its affiliates or representatives to disclose any of such information to any other person or e-mail or reproduce any of the Offering Documents, or to make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company contained in the Offering Documents to which it has become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company or until such information is no longer material, in whole or in part without the prior written consent of the Company. The Subscriber further acknowledges that its confidentiality and other obligations shall apply to any non-public information relating to the Company or the Shares which is provided to the Subscriber subsequent to the delivery of the Offering Documents.

     3.12 COUNTERPARTS. This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

______________________________________    ______________________________________
SIGNATURE OF SUBSCRIBER                   SIGNATURE OF CO-SUBSCRIBER
______________________________________    ______________________________________
NAME OF SUBSCRIBER                        NAME OF CO-SUBSCRIBER
[PLEASE PRINT]                            [PLEASE PRINT]

______________________________________    ______________________________________

______________________________________    ______________________________________

ADDRESS OF SUBSCRIBER                     ADDRESS OF CO-SUBSCRIBER

______________________________________
DOLLAR AMOUNT OF SHARES SUBSCRIBED FOR


*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

THE UNDERSIGNED NASD MEMBER FIRM          SUBSCRIPTION ACCEPTED:
ACKNOWLEDGES RECEIPT OF THE NOTICE
REQUIRED BY RULE 3040 OF THE
NASD CONDUCT RULES.                       INKSURE TECHNOLOGIES INC.

______________________________________
NAME OF NASD MEMBER                       BY:___________________________________
                                          NAME:
                                          TITLE:

BY:___________________________________    ______________________________________
     AUTHORIZED OFFICER                   DOLLAR AMOUNT OF SUBSCRIPTION ACCEPTED

                                                                    EXHIBIT 99.1
                                                                   PRESS RELEASE


NEW YORK CITY, NY - JULY 19, 2004 - InkSure Technologies Inc. (OTCBB:INKS) announced today that it completed a private placement of $1,125,000 of shares of its common stock, par value $0.01 per share, at the price of $1.00 per share. Following the issuance of the 1,125,000 shares sold in the private placement, InkSure will have 15,011,579 shares of common stock issued and outstanding. InkSure will use the proceeds from the private placement to fund its general operating costs.

The private placement was exempt from registration requirements under Section 4(2) and Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"). All of the investors in the private placement were "accredited investors" as such term is defined in Regulation D of the Securities Act.

The common stock issued in the private placement has not been registered with the Securities and Exchange Commission and may not be offered or resold in the United States until the holder of such shares either satisfies the registration requirements of the Securities Act or obtains a valid exemption from such registration requirements.


ABOUT INKSURE

InkSure Technologies Inc. (OTCBB: INKS) specializes in comprehensive security solutions designed to protect high profile brands and documents of value from counterfeiting, fraud and diversion. Addressing diverse industries such as Financial, Pharmaceutical, Branded Products, Transportation, Government, and many others, InkSure utilizes cross-disciplinary technological innovations to create easily administered, proprietary solutions for data and asset integrity. InkSure's corporate headquarters are located in New York, NY, with its global research and development center based in the Science Park of Rehovot, Israel.

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE COVERED BY THE SAFE HARBORS CREATED THEREBY. INVESTORS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTY. ALTHOUGH INKSURE TECHNOLOGIES INC. (THE "COMPANY") BELIEVES THAT THE ASSUMPTIONS UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE REASONABLE, ANY OF THE ASSUMPTIONS COULD BE INACCURATE, AND THEREFORE, THERE CAN BE NO ASSURANCE THAT THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE ACCURATE. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS INCLUDE THE COMPANY'S NEED TO OBTAIN SUBSTANTIAL ADDITIONAL CAPITAL (THROUGH FINANCINGS OR OTHERWISE) TO FUND ITS RESPECTIVE OPERATIONS AND THE PROGRESS OF DEVELOPMENT, GOVERNMENT AND REGULATORY APPROVALS AND LICENSING/COMMERCIALIZATION OF THE COMPANY'S TECHNOLOGIES. IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.


For further details, please contact:

INKSURE TECHNOLOGIES INC.
Eyal Bigon, CFO
Telephone: +972-(8) 936-5583
Fax: +972-(8) 936-5584
E-mail: eyal@inksure.com